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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 6 to the Registration Statement of Knology, Inc. on Form S-1 (No. 333-89179) of our report dated December 7,
1998 on the financial statements of Cable Alabama Corp. appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Phoenix, Arizona

January 28, 2000